Exhibit 10.2.1

MEMBER INTEREST LETTER

Canapi Ventures LOB SLP, LLC

1741 Tiburon Drive

Wilmington, NC 28403

May 9, 2019

Neil L Underwood Revocable Trust dated 5/4/2016

Dear Neil L Underwood Revocable Trust dated 5/4/2016:

Reference is made to the Amended and Restated Limited Liability Company Agreement

of Canapi Ventures LOB SLP, LLC (the “Special Limited Partner”) dated May 9, 2019, by and among Canapi LOB MM, LLC (the “Managing Member”) and the other Members set forth in the books and records of the Special Limited Partner (the “SLP Agreement”). All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the SLP Agreement. This letter agreement (this “Interest Letter”) shall constitute your Interest Letter for purposes of the SLP Agreement.

Pursuant to this Interest Letter and the Assignment and Admission Agreement to which this Interest Letter is attached as Annex, A, you are hereby admitted as a Foundation Member of the Special Limited Partner effective as of the date hereof (the “Date of Grant”). In consideration thereof, you agree to be bound by the terms of the SLP Agreement, a copy of which has been provided to you, and you further agree as follows:

1.   Your Capital Commitment in respect of Canapi Ventures Fund, L.P. (the

“Fund”) associated with your Class A Interest and your Profit Sharing Points in respect of the Fund associated with your Class B Interest are set forth on Annex A hereto. Such Class A Interest and Class B Interest are subject to adjustment as set forth in the SLP Agreement.

2.   Your Profit Sharing Points in respect of the Fund shall vest in accordance with Annex B.

3.   Any adjustment of the amounts or percentage referred to in paragraphs 1 and 2 above, after the date hereof, will be reflected only in the books and records of the Special Limited Partner, and this Interest Letter will not be restated to reflect such changes. Upon your request, the Managing Member will provide you with your current Capital Commitment, Unpaid Capital Commitment and Profit Sharing Points in respect of the Fund at such time.

4.   Your social security number or tax identification number, email notification information for purposes of Section 10.5 of the SLP Agreement and your Family Related Members, if any, are set forth on Annex C hereto.

5.   The foregoing represents your entire interest in the Special Limited Partner as of the date hereof.

6.   This Interest Letter may be amended only by mutual written consent.

7.   This Interest Letter represents a confidential arrangement between you and the Managing Member and you hereby agree not to disclose its specific terms to anyone. Your agreement to keep this Interest Letter confidential will not preclude disclosure to your attorney or tax or financial advisor, if any, or such other disclosure that may be required by law or judicial process. However, if you disclose this Interest Letter or its terms to such parties, you agree to instruct them not to disclose this Interest Letter or its terms to anyone else.

8.   This Interest Letter shall terminate, replace and supersede all prior oral and written agreements on the subject matter hereof, except any other Interest Letter received by you from the Managing Member, if applicable.

9.   This Interest Letter shall be governed and construed in accordance with the laws of the State of Delaware.

10. By executing this Interest Letter you hereby appoint the Managing Member, with full power of substitution, as your true and lawful representative and attorney-in-fact, and agent, to execute, acknowledge, verify, swear to, deliver, record and file, in your name, place and stead, the SLP Agreement, any amendments to the SLP Agreement (approved in accordance therewith), or any other agreement or instrument which the Managing Member deems appropriate solely to admit you as a Member of the Special Limited Partner. To the fullest extent permitted by law, this power of attorney is intended to secure an interest in property and your obligations under this Interest Letter and the SLP Agreement, is irrevocable and shall survive, and shall not be affected by, your subsequent death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution.  This power of attorney will terminate upon your complete withdrawal from the Special Limited Partner. You acknowledge and agree that under the terms of the SLP Agreement you grant a further power of attorney to the Managing Member as provided for therein.

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Kindly acknowledge your agreement by signing and returning a copy of this Interest Letter whereupon it shall be a binding agreement between us.  Your signature page hereto shall also serve as a counterpart signature page to the SLP Agreement, and you are hereby admitted as a Member of the Special Limited Partner with respect to the Fund.

SPECIAL LIMITED PARTNER
Canapi Ventures LOB SLP, LLC
By: /s/ S. Brett Caines
Name: S. Brett Caines
Title: Chief Financial Officer

MEMBER:
Neil L. Underwood Revocable Trust dated 5/4/2016
/s/ Neil Underwood
Name: Neil Underwood Title: Trustee

Annex A

Fund	Class A Interest (Capital Commitment)	Class B Interest (Profit Sharing Points)
Canapi Ventures Fund, L.P.	an amount equal to the lesser of (i) 0.2450% of the Aggregate Commitments, and (ii) $1,000,000 (such amount, the “Aggregate Investor Commitment”). If the SBIC Fund is formed, then the Class A Interest will be apportioned between the Fund and the SBIC Fund based on their relative capital commitments.	2.75

“Fund Commitments” means the aggregate capital commitments of the partners to the Fund.

“SBIC Fund Commitments” means the aggregate capital commitments of the partners to the

SBIC Fund.

“Aggregate Commitments” means the sum of the Fund Commitments and the SBIC Fund

Commitments.

For example: Assuming your Aggregate Investor Commitment is the lesser of (i) 0.2450% of the

Aggregate Commitments and (ii) $1,000,000.

• If the Fund Commitments are $100,000,000 and the SBIC Fund Commitments are $0, your

Class A Interest will be $245,000.

• If the Fund Commitments are $100,000,000 and the SBIC Fund Commitments are

$400,000,000, then your Class A Interest will be $1,000,000, which amount will be further allocated (on a pro rata basis) between the Fund ($200,000) and the SBIC Fund ($800,000).

Annex B

Date	Fund Vested Percentage
Date of Grant	25%
1-year anniversary of Final Closing Date of the Fund	35%
2-year anniversary of Final Closing Date of the Fund	45%
3-year anniversary of Final Closing Date of the Fund	55%
4-year anniversary of Final Closing Date of the Fund	65%
5-year anniversary of Final Closing Date of the Fund	75%
6-year anniversary of Final Closing Date of the Fund	80%
7-year anniversary of Final Closing Date of the Fund	85%
8-year anniversary of Final Closing Date of the Fund	90%
9-year anniversary of Final Closing Date of the Fund	95%
On the distribution of Carried Interest Proceeds in respect of the Fund	100%

Annex C

Social Security Number or taxpayer identification number: XXX-XX-XXXX

Email Notification Address:

Family Related Members: None

MEMBER INTEREST LETTER

Canapi Ventures LOB SLP, LLC

1741 Tiburon Drive

Wilmington, NC 28403

September 4, 2019

Neil L Underwood Revocable Trust dated 5/4/2016

Dear Neil L Underwood Revocable Trust dated 5/4/2016:

Reference is made to the Amended and Restated Limited Liability Company Agreement of Canapi Ventures LOB SLP, LLC (the “Special Limited Partner”) dated April 26, 2019, by and among Canapi LOB MM, LLC (the “Managing Member”) and the other Members set forth in the books and records of the Special Limited Partner (the “SLP Agreement”). All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the SLP Agreement. This letter agreement (this “Interest Letter”) shall constitute your Interest Letter with respect to the Fund (as defined below) for purposes of the SLP Agreement.

The parties hereto agree as follows:

1. Your Profit Sharing Points in respect of Canapi Ventures SBIC Fund, L.P. (the “Fund”) associated with your Class B Interest are set forth on Annex A hereto. Such Class Class B Interest is subject to adjustment as set forth in the SLP Agreement.

      2. Your Profit Sharing Points in respect of the Fund shall vest in accordance with Annex B.

3. Any adjustment of the amounts or percentage referred to in paragraphs 1 and 2 above, after the date hereof, will be reflected only in the books and records of the Special Limited Partner, and this Interest Letter will not be restated to reflect such changes. Upon your request, the Managing Member will provide you with your current Profit Sharing Points in respect of the Fund at such time.

4. Your social security number or tax identification number, email notification information for purposes of Section 10.5 of the SLP Agreement and your Family Related Members, if any, are set forth on Annex C hereto.

5. The foregoing represents your entire Class B Interest in the Special

Limited Partner with respect to the Fund as of the date hereof.

2

6. This Interest Letter may be amended only by mutual written consent and any such amendment is subject to the prior written consent of the U.S. Small Business Administration (the “SBA”).

7. This Interest Letter represents a confidential arrangement between you and the Managing Member and you hereby agree not to disclose its specific terms to anyone. Your agreement to keep this Interest Letter confidential will not preclude disclosure to your attorney or tax or financial advisor, if any, or such other disclosure that may be required by law or judicial process. However, if you disclose this Interest Letter or its terms to such parties, you agree to instruct them not to disclose this Interest Letter or its terms to anyone else. Nothing herein shall prohibit disclosure of this Interest Letter to the SBA.

8. This Interest Letter shall terminate, replace and supersede all prior oral and written agreements solely with respect to your Class B Interest in the Fund, except any other Interest Letter received by you from the Managing Member, if applicable.

9. This Interest Letter shall be governed and construed in accordance with the laws of the State of Delaware.

10. By executing this Interest Letter you hereby appoint the Managing Member, with full power of substitution, as your true and lawful representative and attorney-in- fact, and agent, to execute, acknowledge, verify, swear to, deliver, record and file, in your name, place and stead, the SLP Agreement, any amendments to the SLP Agreement (approved in accordance therewith), or any other agreement or instrument which the Managing Member deems appropriate solely to admit you as a Member of the Special Limited Partner.   To the fullest extent permitted by law,  this power of attorney is intended to secure an interest in property and your obligations under this Interest Letter and the SLP Agreement, is irrevocable and shall survive, and shall not be affected by, your subsequent death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution. This power of attorney will terminate upon your complete withdrawal from the Special Limited Partner. You acknowledge and agree that under the terms of the SLP Agreement you grant a further power of attorney to the Managing Member as provided for therein.

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Kindly acknowledge your agreement by signing and returning a copy of this Interest Letter whereupon it shall be a binding agreement between us.

SPECIAL LIMITED PARTNER
Canapi Ventures LOB SLP , LLC
By: Canapi LOB MM, LLC, its Managing Member
By: /s/ S. Brett Caines
Name: S. Brett Caines
Title: Chief Financial Officer

MEMBER:
Neil L. Underwood Revocable Trust dated 5/4/2016
/s/ Neil Underwood
Name: Neil Underwood Title: Trustee

Annex A

Fund	Class B Interest (Profit Sharing Points)
Canapi Ventures SBIC Fund, L.P.	2.75

Annex B

Date	Fund Vested Percentage
Date of Grant	25%
1-year anniversary of Final Closing Date of the Fund	35%
2-year anniversary of Final Closing Date of the Fund	45%
3-year anniversary of Final Closing Date of the Fund	55%
4-year anniversary of Final Closing Date of the Fund	65%
5-year anniversary of Final Closing Date of the Fund	75%
6-year anniversary of Final Closing Date of the Fund	80%
7-year anniversary of Final Closing Date of the Fund	85%
8-year anniversary of Final Closing Date of the Fund	90%
9-year anniversary of Final Closing Date of the Fund	95%
On the distribution of Carried Interest Proceeds in respect of the Fund	100%

Annex C

Social Security Number or taxpayer identification number: XXX-XX-XXXX

Email Notification Address:

Family Related Limited Partners: None

MEMBER INTEREST LETTER

Canapi Ventures LOB SLP, LLC

1741 Tiburon Drive

Wilmington, NC 28403

February 14, 2022

Neil L Underwood Revocable Trust dated 5/4/2016

Dear Neil L Underwood Revocable Trust dated 5/4/2016:

Kindly refer to Annex B for the revised vesting schedule for your Profit Share Points.

Kindly acknowledge your agreement by signing and returning a copy of this Revised Interest Letter whereupon it shall be a binding agreement between us.

SPECIAL LIMITED PARTNER
Canapi Ventures LOB SLP, LLC
By: /s/ William C. Losch, III
Name: William C. Losch, III
Title: Chief Financial Officer

MEMBER:
Neil L. Underwood Revocable Trust dated 5/4/2016
/s/ Neil Underwood
Name: Neil Underwood, Title: Trustee

Annex B

The below Vesting Schedule applies to Canapi Ventures SBIC Fund, LP (“the SBIC Fund” and Canapi Ventures Fund, L.P. (the “Sibling Fund”) individually.  The “First Closing Dates of the Funds” are September 4, 2019 (the “SBIC Fund”) and March 1, 2019 (the “Sibling Fund”).

Date	Fund Vested Percentage
Date of Grant	25%
1-year anniversary of First Closing Date of the Fund	35%
2-year anniversary of First Closing Date of the Fund	45%
3-year anniversary of First Closing Date of the Fund	55%
4-year anniversary of First Closing Date of the Fund	65%
5-year anniversary of First Closing Date of the Fund	75%
6-year anniversary of First Closing Date of the Fund	80%
7-year anniversary of First Closing Date of the Fund	85%
8-year anniversary of First Closing Date of the Fund	90%
9-year anniversary of First Closing Date of the Fund	95%
On the distribution of Carried Interest Proceeds in respect of the Fund	100%